UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 9, 2008

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31313 (Commission File Number)	88-0409160 (IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 9, 2008, Brad Foote Gear Works, Inc. (“Brad Foote”), a subsidiary of Broadwind Energy, Inc. (the “Company”) entered into a thirty-second amendment (the “Amendment”) to its Loan and Security Agreement (the “Loan Agreement”) dated as of January 17, 1997, as amended, between Brad Foote and Bank of America, N.A. (“Bank of America”).  In connection with the Amendment, Brad Foote and Bank of America also entered into an Amended and Restated Renewal Revolving Note (the “Revolving Loan”) and Note Modification Agreements pertaining to outstanding notes under the Loan Agreement, each dated as of December 9, 2008 (the “Note Modification Agreements” and, together with the Revolving Loan, the “Additional Loan Agreements”).

Under the terms of the Amendment and the Additional Loan Agreements, Brad Foote and Bank of America agreed (i) to reduce the amount of the Revolving Loan from $10,000,000 to $7,000,000, (ii) to waive Brad Foote’s violation of the covenants concerning EBITDA coverage ratio and cash flow coverage ratio calculations set forth in the Loan Agreement (the “Loan Agreement Covenants”), (iii) to modify the interest rate charged on the Notes related to the Note Modification Agreements to equal “Adjusted LIBOR,” generally defined as the rate at which U.S. dollar deposits in a comparable amount are offered generally in the London Interbank Eurodollar market plus 2.5 percent, (iv) that Brad Foote pay down $3,000,000 of the outstanding balance on the Revolving Loan from a loan with the Company and (v) that Brad Foote pay to Bank of America a covenant waiver fee in the amount of $25,000.

The Company previously disclosed on a Current Report on Form 8-K filed on December 5, 2008 Brad Foote’s violation of two covenants in the Loan Agreement.  Under the terms of the Amendment and the Additional Loan Agreements, Bank of America has waived Brad Foote’s violation of the Loan Agreement Covenants for the nine-month period ended September 30, 2008.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment and Additional Loan Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and are incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Thirty-Second Amendment, dated December 9, 2008, to Loan and Security Agreement dated January 17, 1997 between Brad Foote Gear Works, Inc. and Bank of America, N.A.

10.2	Amended and Restated Renewal Revolving Note, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A.

10.3	Note Modification Agreement, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A., pertaining to Brad Foote’s consolidated term loan in the original principal sum of $7,899,332.98

10.4	Note Modification Agreement, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A., pertaining to Brad Foote’s $11,000,000 non-revolving equipment line of credit loan

10.5	Note Modification Agreement, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A., pertaining to Brad Foote’s $9,000,000 non-revolving equipment line of credit loan

10.6	Note Modification Agreement, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A., pertaining to Brad Foote’s $2,075,000 term loan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

December 10, 2008	By:	/s/ Matthew J. Gadow
Matthew J. Gadow
Chief Financial Officer

EXHIBIT INDEX

10.1	Thirty-Second Amendment, dated December 9, 2008, to Loan and Security Agreement dated January 17, 1997 between Brad Foote Gear Works, Inc. and Bank of America, N.A.

10.2	Amended and Restated Renewal Revolving Note, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A.

10.3

Note Modification Agreement, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A., pertaining to Brad Foote’s consolidated term loan in the original principal sum of $7,899,332.98

10.4	Note Modification Agreement, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A., pertaining to Brad Foote’s $11,000,000 non-revolving equipment line of credit loan

10.5	Note Modification Agreement, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A., pertaining to Brad Foote’s $9,000,000 non-revolving equipment line of credit loan

10.6	Note Modification Agreement, dated December 9, 2008, between Brad Foote Gear Works, Inc. and Bank of America, N.A., pertaining to Brad Foote’s $2,075,000 term loan